Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of September 28, 2012 by and among PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the "Borrower"), PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the "Parent"), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2012, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of June 2, 2012 (as so amended, and as may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendment to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)            The Credit Agreement is hereby amended by deleting the following defined terms from Section 1.1 in their entireties: "Series D Articles Supplementary", "Series D Preferred Stock", "Series E Preferred Stock" and "Series E Articles Supplementary".

(b)            The Credit Agreement is hereby further amended by inserting the following definition into Section 1.1 in appropriate alphabetical order:

"Term Loan Agreement" means that certain Term Loan Agreement dated as of September 28, 2012 by and among the Borrower, the Parent, each of the lenders party thereto, KeyBank National Association, as administrative agent, and the other parties thereto.

(c)            The Credit Agreement is hereby further amended by restating the definitions of "Loan Document" and "Total Asset Value" in Section 1.1 in its entirety as follows:

"Loan Document" means this Agreement, the Guaranty, each Note, each Letter of Credit Document and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than the Fee Letter and any Specified Derivatives Contract).

"Total Asset Value" means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents; plus (b), the quotient of (i) the Net Operating Income of all Properties owned by the Parent or any of its Subsidiaries for the two consecutive fiscal quarters most recently ended multiplied by 2, divided by (ii) the Capitalization Rate; provided that, for purposes of calculating Total Asset Value only, "Net Operating Income" may be calculated in accordance with GAAP and may include straight line rent leveling adjustments required under GAAP; plus (c) the GAAP book value of (i) Properties acquired during the four fiscal quarter period most recently ended if such Property was acquired prior to June 6, 2012 or (ii) Properties acquired during the eight fiscal quarter period most recently ended if such Property is the Hearst Tower or was acquired after June 6, 2012; plus (d) the GAAP book value of all Development Properties; plus (e) the GAAP book value of Unimproved Land; plus (f) the quotient of (i) the product of (x) Fee Income for the immediately preceding two consecutive fiscal quarters multiplied by (y) 2 divided by (ii) 15%; plus (g) the GAAP book value of all Mortgage Receivables owing by Persons other than Affiliates.  The Borrower's Ownership Share of assets held by Consolidated Affiliates and Unconsolidated Affiliates (excluding, only in the case of Unconsolidated Affiliates, assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets.  Notwithstanding the foregoing, (1) Net Operating Income attributable to Properties (A) acquired during the four fiscal quarter period most recently ended if such Property was acquired prior to June 6, 2012 or (B) acquired during the eight fiscal quarter period most recently ended if such Property is the Hearst Tower or was acquired after June 6, 2012, or (C) disposed of during the four fiscal quarter period most recently ended, shall in each case be excluded from the calculation of Total Asset Value, (2) the amount of Total Asset Value attributable to clause (e) above shall be limited to 5.0% of Total Asset Value and (3) the amount of Total Asset Value attributable to clause (f) above shall be limited to 7.50% of Total Asset Value.

(c)            The Credit Agreement is hereby further amended by restating Section 9.1.(g) in its entirety to read as follows:

(g)            Dividends and Other Restricted Payments.   The Parent shall not, and shall not permit the Borrower or any of their Subsidiaries (other than Parkway Properties Office Fund I, L.P., Parkway Properties Office Fund II, L.P. and any other Consolidated Affiliate (provided that the Administrative Agent has given its prior written consent to such Consolidated Affiliate being excluded from the restrictions of this subsection (g))) to, declare or make any Restricted Payment; provided, however, that the Parent, the Borrower and their respective Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default would result therefrom:

(i)            the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the greater of (i) the amount required to be distributed for the Parent to remain in compliance with Section 7.12. or (ii) 90% of Funds From Operations;

(ii)            the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute cash distributions to its shareholders of capital gains resulting from gains from certain asset sales to the extent necessary to avoid payment of taxes on such asset sales imposed under Sections 857(b)(3) and 4981 of the Internal Revenue Code;

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(iii)            a Subsidiary that is not a Wholly Owned Subsidiary may make cash distributions to holders of Equity Interests issued by such Subsidiary; and

(iv)            Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary.

Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Borrower may only declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year to the extent necessary for the Parent to distribute, and the Parent may so distribute, an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 7.12..  If a Default or Event of Default specified in Section 10.1.(a), Section 10.1.(b), Section 10.1.(e) or Section 10.1.(f) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 10.2.(a), the Parent shall not, and shall not permit the Borrower or any Subsidiary to, make any Restricted Payments to any Person other than to the Parent, the Borrower or any Subsidiary.

(d)            The Credit Agreement is hereby further amended by restating Section 9.2(b) in its entirety to read as follows:

(b)            The Parent and the Borrower shall not, and shall not permit any Subsidiary or any other Loan Party to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in (i) the Term Loan Agreement; (ii) any agreement (x) evidencing Indebtedness of such Person, but only to the extent that neither a Default or Event of Default is in existence at the time such Indebtedness is created, incurred or assumed, nor would result from the creation, incurrence or assumption of such Indebtedness (including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.); (y) which Indebtedness is secured by a Lien permitted to exist pursuant to this Agreement, and (z) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)            A counterpart of this Amendment duly executed by the Borrower, the Parent and all of the Lenders;

(b)            An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and
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(c)            Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)            Authorization.  Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each of the Parent and the Borrower enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)            Compliance with Laws, etc.  The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

(c)            No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Parent and Borrower.  Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full; provided, that if any such representations and warranties expressly relate solely to an earlier date, such representations and warranties shall have been true and correct on and as of such earlier date.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys' fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
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Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendment contained herein shall be deemed to be effective as of the Effective Date.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

                                                  BORROWER:

                                                  PARKWAY PROPERTIES LP

                                                  By:Parkway Properties General Partners, Inc., its sole general partner

                                                  By:____________________________________
                                                                                             Name:     ____________________________
                                                                                             Title:        ____________________________

                By:___________________________________
                   Name:      ____________________________
                     Title:        ____________________________

                PARENT:

                PARKWAY PROPERTIES, INC.

                            By:___________________________________
                                 Name:      ____________________________
                                 Title:        ____________________________

                            By:___________________________________
                                 Name:     ____________________________
                                 Title:        ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                                  Administrative Agent, as Issuing Bank, as Swingline Lender,
                                                  and as a Lender

                                                  By:____________________________________
                                                                                             Name:     ____________________________
                                                                                             Title:        ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  BANK OF AMERICA, N.A., as a Lender

                                                  By:____________________________________
                                                           Name:     ____________________________
                                                                                             Title:        ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  PNC BANK, NATIONAL ASSOCIATION, as a Lender

                                                  By:_________________________________________

                                                          Name:        ________________________________

                                                       Title:           ________________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  ROYAL BANK OF CANADA, as a Lender

                                                  By:___________________________________
                                                                                             Name:     ____________________________
                                                                                             Title:        ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  KEYBANK NATIONAL ASSOCIATION, as a Lender

                                                  By:____________________________________
                                                                                             Name:     ____________________________
                                                                                             Title:        ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  JPMORGAN CHASE BANK, N.A., as a Lender

                 By:____________________________________
                                 Name:     ____________________________
                                 Title:        ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  SEASIDE NATIONAL BANK & TRUST, as a Lender

                By:____________________________________
                    Name:     ____________________________
                    Title:       ____________________________

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement
with Parkway Properties LP]

                                                  TRUSTMARK NATIONAL BANK, as a Lender

                By:___________________________________
                    Name:     ____________________________
                    Title:       ____________________________

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of September ___, 2012 (this "Acknowledgement") executed by each of the undersigned (the "Guarantors") in favor of Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent") and each "Lender" a party to the Credit Agreement referred to below (the "Lenders").

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of March 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of March 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") pursuant to which they guarantied, among other things, the Borrower's obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Second Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

                                                  THE GUARANTORS:

                                                  PARKWAY PROPERTIES, INC.
                                                  PARKWAY PROPERTIES GENERAL PARTNERS, INC.

                                                  By:____________________________________
                                                        Name:     ____________________________
                                                        Title:       ____________________________

                By:___________________________________
                    Name:     ____________________________
                    Title:       ____________________________

                PARKWAY LAMAR LLC

                By: Parkway Properties LP, its sole member

                By: Parkway Properties General Partners, Inc.,
                                  its sole general partner

                By:___________________________________
                    Name:     ____________________________
                                 Title:        ____________________________

                 By:____________________________________
                                 Name:      ____________________________
                                 Title:        ____________________________

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[Signature Page to Guarantor Acknowledgement]

                                                  PARKWAY JHLIC LP

                                                  By:  Parkway Properties General Partners, Inc.,
                                                      its sole general partner

                By:___________________________________
                    Name:     ____________________________
                    Title:       ____________________________

                 By:____________________________________
                                 Name:     ____________________________
                                 Title:        ____________________________

                PARKWAY 214 N. TRYON, LLC

                By: Parkway Properties LP, its sole member

                            By: Parkway Properties General Partners, Inc.,
                                  its sole general partner

                 By:____________________________________
                                 Name:     ____________________________
                                 Title:        ____________________________

                By:____________________________________
                                 Name:     _____________________________
                                 Title:       _____________________________

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[Signature Page to Guarantor Acknowledgement]

                                                  PARKWAY REALTY SERVICES, LLC

                                                  By: Parkway Properties LP, its sole member

                                                  By: Parkway Properties General Partners, Inc.,
                                                      its sole general partner

                By:____________________________________
                    Name:     ____________________________
                                 Title:        ____________________________

                            By:___________________________________
                                 Name:     ____________________________
                                 Title:        ____________________________

                EOLA CAITAL LLC

                By: Parkway Properties LP, its sole member

                            By: Parkway Properties General Partners, Inc.,
                                 its sole general partner

                 By:____________________________________
                                 Name:     ____________________________
                                 Title:        ____________________________

                 By:____________________________________
                                 Name:     ____________________________
                                 Title:       ____________________________

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